Exhibit 99.2

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma consolidated financial data reflects Atlas Resource Partners, L.P.’s (the “Partnership”) historical results as adjusted on a pro forma basis to give effect to its acquisitions of (i) certain oil and gas assets from EP Energy E&P Company, L.P. (“EP Energy”) for $709.6 million in cash (the “EP Energy Acquisition”) and (ii) a 25% non-operated net working interest in oil and natural gas liquids producing assets in the Rangely Field in northwest Colorado from Merit Management Partners I, L.P., Merit Energy Partners III, L.P. and Merit Energy Company, LLC (“Merit Energy”) for $420.0 million in cash (the “Rangely Acquisition”), funded with borrowings under the Partnership’s revolving credit facility, the issuance of an additional $100.0 million of the Partnership’s 7.75% senior unsecured notes due on January 15, 2021 (“7.75% Senior Notes”) for net proceeds of approximately $97.3 million, and the issuance of an additional 15.5 million common limited partner units (including approximately 2.0 million units pursuant to an over-allotment option) in a public offering at a price of $19.90 per unit yielding net proceeds of approximately $297.5 million. The estimated adjustments to give effect to the acquisitions are described in the notes to the unaudited pro forma financial data.

The unaudited pro forma consolidated statements of operations information for the three months ended March 31, 2014 and the year ended December 31, 2013 assume the following transactions had occurred as of January 1, 2013. In addition, the pro forma consolidated balance sheet as of March 31, 2014 reflects the following transactions as if they had occurred on March 31, 2014:

•	the EP Energy Acquisition for cash consideration of $709.6 million;

•	the issuance of 6.3 million common limited partner units (including 0.8 million units pursuant to an over-allotment option) in a public offering at a price of $21.18 per unit yielding net proceeds of approximately $129.1 million;

•	the issuance of an additional $100.0 million of the Partnership’s 7.75% Senior Notes for net proceeds of approximately $97.3 million; and

•	the Rangely Acquisition for cash consideration of $420.0 million, which was funded through borrowings under the Partnership’s revolving credit facility and the related issuance of approximately 15.5 million common limited partner units (including approximately 2.0 million units pursuant to an over-allotment option) in a public offering at a price of $19.90 per unit yielding net proceeds of approximately $297.5 million.

The unaudited pro forma consolidated balance sheet and the unaudited pro forma consolidated statements of operations were derived by adjusting the Partnership’s historical consolidated financial statements. However, management of the Partnership believes that the adjustments provide a reasonable basis for presenting the significant effects of the transactions described above. The unaudited pro forma financial data presented is for informational purposes only and is based upon available information and assumptions that management of the Partnership believes are reasonable under the circumstances. The allocation of the fair value of the assets acquired and liabilities assumed is based upon their estimated fair values, which are subject to adjustment and could change significantly as the Partnership continues to evaluate the preliminary allocations related to the Rangely Acquisition. This unaudited pro forma financial information is not necessarily indicative of what the financial position or results of operations of the Partnership would have been had the transactions been consummated on the dates assumed, nor are they necessarily indicative of any future operating results or financial position. The Partnership may have performed differently had the transactions actually occurred on the dates assumed.

Consolidated supplemental oil and gas disclosures as of December 31, 2013, which were presented inclusive of the EP Energy Acquisition, were included with the Partnership’s annual filing on Form 10-K for the year ended December 31, 2013 specifically in Item 8: Financial Statements and Supplementary Data – Footnote 18 “Supplemental Oil and Gas Disclosures (Unaudited)”.

The Partnership was formed in October 2011 by ATLS, a publicly traded master-limited partnership, to own and operate substantially all of ATLS’s exploration and production assets, which were transferred to the Partnership on March 5, 2012. In February 2012, the board of directors of ATLS’s general partner approved the distribution of 5.24 million of the Partnership’s common limited partner units which were distributed on March 13, 2012 to ATLS’ unitholders using a ratio of 0.1021 of the Partnership’s common limited partner units for each of ATLS’ common units owned on the record date of February 28, 2012.

The Partnership’s historical consolidated balance sheet at March 31, 2014, its historical consolidated statement of operations for the three months ended March 31, 2014 and its historical consolidated statement of operations for the year ended December 31, 2013 include its and its wholly-owned subsidiaries’ accounts. Accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the amounts reported in consolidated balance sheet and related consolidated statements of operations. Actual balances and results could be different from those estimates.

With regard to the calculation of pro forma net income (loss) per common limited partner unit, the general partner’s Class A unit interest in net income (loss) is calculated on a quarterly basis based upon its 2% Class A ownership interest and incentive distributions, with a priority allocation of net income in an amount equal to the general partner’s actual incentive distributions for the respective period, in accordance with the partnership agreement, and the remaining net income or loss is allocated with respect to the general partner’s and limited partners’ ownership interests.

ATLAS RESOURCE PARTNERS, L.P. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED BALANCE SHEET

MARCH 31, 2014

(in thousands)

(Unaudited)

	Historical	Acquisition Rangely		Adjustments		Pro Forma
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$1,965	$—		$420,000	(b)	$131,043
				129,078	(c)
				(420,000	) (e)
Accounts receivable	78,127	—		—		78,127
Current portion of derivative asset	161	—		—		161
Prepaid expenses and other	17,481	4,041	(a)	—		21,522

Total current assets	97,734	4,041		129,078		230,853
PROPERTY, PLANT AND EQUIPMENT, NET	2,125,189	417,264	(a,o)	—		2,542,453
GOODWILL AND INTANGIBLE ASSETS, NET	32,679	—		—		32,679
LONG-TERM DERIVATIVE ASSET	23,749	—		—		23,749
OTHER ASSETS, NET	42,554	—		8,253	(d)	53,057
				2,250	(d)

	$2,321,905	$421,305		$139,581		$2,882,791

LIABILITIES AND PARTNERS’ CAPITAL/EQUITY

CURRENT LIABILITIES:
Accounts payable	$94,472	$—		$—		$94,472
Advances from affiliates	24,413	—		—		24,413
Current portion of derivative liability	22,372	—		—		22,372
Accrued well drilling and completion costs	66,199	—		—		66,199
Accrued interest	7,843	—		—		7,843
Accrued liabilities	31,118	—		—		31,118

Total current liabilities	246,417	—		—		246,417

LONG-TERM DEBT, LESS CURRENT PORTION	889,388	—		97,250	(b)	1,031,201
				25,269	(b)
				19,294	(d)

ASSET RETIREMENT OBLIGATIONS	91,389	1,305	(a)	—		92,694
OTHER LONG-TERM LIABILITIES	721	—		—		721

COMMITMENTS AND CONTINGENCIES
PARTNERS’ CAPITAL/EQUITY:
General partner’s interests	1,485	—		(176	) (d)	1,309

Preferred limited partners’ interests	180,543	—		—		180,543

Class C Common limited partner warrants	1,176	—		—		1,176

Common limited partners’ interests	905,888	—		297,481	(b)	1,323,832
				129,078	(c)
				(8,615	) (d)

Equity	—	420,000	(a)	(420,000	) (e)	—

Accumulated other comprehensive income	4,898	—		—		4,898

Total partners’ capital/equity	1,093,990	420,000		(2,232)		1,511,758

	$2,321,905	$421,305		$139,581		$2,882,791

ATLAS RESOURCE PARTNERS, L.P. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2014

(in thousands)

(Unaudited)

	Historical	Acquisition Rangely	Adjustments		Pro Forma
REVENUES:
Gas and oil production	$96,245	$23,105	$—		$119,350
Well construction and completion	49,377	—	—		49,377
Gathering and processing	4,468	—	—		4,468
Administration and oversight	1,729	—	—		1,729
Well services	5,479	—	—		5,479
Other, net	47	—	—		47

Total revenues	157,345	23,105	—		180,450

COSTS AND EXPENSES:
Gas and oil production	36,792	8,247	—		45,039
Well construction and completion	42,936	—	—		42,936
Gathering and processing	4,413	—	—		4,413
Well services	2,482	—	—		2,482
General and administrative	16,455	—	(2,379	) (f)	14,076
Depreciation, depletion and amortization	50,237	—	4,418	(g)	54,674
			19	(h)

Total costs and expenses	153,315	8,247	2,058		163,620

OPERATING INCOME (LOSS)	4,030	14,858	(2,058)		16,830
Interest expense	(13,188)	—	377	(i)	(15,203)
			(1,953	) (j)
			(369	) (k)
			(70	) (l)

Loss on asset sales and disposal	(1,603)	—	—		(1,603)

NET INCOME (LOSS)	(10,761)	14,858	(4,073)		24

Preferred limited partner dividends	(4,399)	—	—		(4,399)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON LIMITED PARTNERS AND THE GENERAL PARTNER	$(15,160)	$14,858	$(4,073)		$(4,375)

ALLOCATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON LIMITED PARTNERS AND THE GENERAL PARTNER
Common limited partners’ interest	$(17,164)				$(6,595)
General partner’s interest	2,004				2,220

NET LOSS ATTRIBUTABLE TO COMMON LIMITED PARTNERS AND THE GENERAL PARTNER	$(15,160)				$(4,375)

NET LOSS ATTRIBUTABLE TO COMMON LIMITED PARTNERS PER UNIT:
Basic	$(0.28)				$(0.08)

Diluted	$(0.28)				$(0.08)

WEIGHTED AVERAGE COMMON LIMITED PARTNER UNITS OUTSTANDING:
Basic	61,219				81,312

Diluted	61,219				81,312

ATLAS RESOURCE PARTNERS, L.P. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

(in thousands, except per unit data)

(Unaudited)

		For the Period from January 1 to July 31, 2013	For the Year Ended December 31, 2013
	Historical	EP Energy	Rangely	Adjustments		Pro Forma
REVENUES:
Gas and oil production	$266,783	$90,626	$91,575	$—		$448,984
Well construction and completion	167,883	—	—	—		167,883
Gathering and processing	15,676	—	—	—		15,676
Administration and oversight	12,277	—	—	—		12,277
Well services	19,492	—	—	—		19,492
Other, net	(14,456)	—	—	—		(14,456)

Total revenues	467,655	90,626	91,575	—		649,856

COSTS AND EXPENSES:
Gas and oil production	97,237	41,630	32,069	—		170,936
Well construction and completion	145,985	—	—	—		145,985
Gathering and processing	18,012	—	—	—		18,012
Well services	9,515	—	—	—		9,515
General and administrative	78,063	—	—	(24,735	) (f)	53,328
Depreciation, depletion and amortization	136,763	17,742	—	17,381	(g)	171,962
				76	(h)
Asset impairment	38,014	—	—	—		38,014

Total costs and expenses	523,589	59,372	32,069	(7,278)		607,752

OPERATING INCOME (LOSS)	(55,934)	31,254	59,506	7,278		42,104
Interest expense	(34,324)	—	—	(1,391	) (i)	(46,587)
				(1,303	) (m)
				(7,813	) (j)
				(1,476	) (k)
				(280	) (l)
Loss on asset sales and disposal	(987)	—	—	—		(987)

NET INCOME (LOSS)	(91,245)	31,254	59,506	(4,985)		(5,470)
Preferred limited partner dividends	(11,992)	—	—	(4,622	) (n)	(16,614)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON LIMITED PARTNERS AND THE GENERAL PARTNER	$(103,237)	$31,254	$59,506	$(9,607)		$(22,084)

ALLOCATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON LIMITED PARTNERS AND THE GENERAL PARTNER:
Common limited partners’ interest	$(106,581)					$(27,051)
General partner’s interest	3,344					4,967

Net loss attributable to common limited partners and the general partner	$(103,237)					$(22,084)

NET LOSS ATTRIBUTABLE TO COMMON LIMITED PARTNERS PER UNIT:
Basic	$(2.03)					$(0.33)

Diluted	$(2.03)					$(0.33)

WEIGHTED AVERAGE COMMON LIMITED PARTNER UNITS OUTSTANDING:
Basic	52,528					81,096

Diluted	52,528					81,096

ATLAS RESOURCE PARTNERS, L.P. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(a)	To reflect the preliminary purchase price allocation of the Rangely Acquisition. Due to the recent date of the Rangely Acquisition, the purchase price allocation for the assets acquired and liabilities assumed is based upon estimated fair values, which are subject to adjustment and could change significantly as the Partnership continues to evaluate this preliminary allocation.
(b)	To reflect (i) $97.3 million of net proceeds from the public offering of the Partnership’s additional $100.0 million 7.75% Senior Notes in a private placement transaction; (ii) borrowings of $25.3 million under the Partnership’s revolving credit facility; and (iii) net proceeds of $297.5 million from the Partnership’s issuance of an additional 15.5 million common limited partner units (including approximately 2.0 million units pursuant to an over-allotment option) in a public offering at a price of $19.90 per unit.
(c)	To reflect the issuance of 6.3 million common limited partner units (including 0.8 million units pursuant to an over-allotment option) in a public offering at a price of $21.18 per unit yielding net proceeds of $129.1 million in March 2014.
(d)	To reflect the partial application of borrowings under the Partnership’s revolving credit facility for (i) the payment of $8.3 million of revolving credit facility fees, which will be amortized over the remaining term of the respective debt instrument; (ii) the payment of $2.3 million of deferred financing costs related to the issuance of the additional $100.0 million 7.75% Senior Notes, which will be amortized over the remaining term of the respective debt instrument; and (iii) the payment of costs of $8.8 million related to acquisitions, which are expensed as incurred and are allocated between general partner’s interest and common limited partners’ interests.
(e)	To reflect the consummation of the Rangely Acquisition through the transfer of cash consideration of $420.0 million.
(f)	To reflect the adjustment to general and administrative expense to exclude the Partnership’s acquisition-related costs incurred related to the acquisitions consummated per the pro forma financial statements.
(g)	To reflect incremental depreciation, depletion amortization expense related to the acquisition of oil and gas assets as part of the Rangely Acquisition.
(h)	To reflect incremental accretion expense related to $1.3 million of asset retirement obligations on oil and natural gas properties acquired.
(i)	To reflect the adjustment to interest expense related to the borrowings under the Partnership’s revolving credit facility to partially fund the acquisition of assets as part of the Rangely Acquisition based on the interest rate of 2.2%.
(j)	To reflect the adjustment to interest expense from the additional $100.0 million issuance of 7.75% Senior Notes and the amortization of the debt discount associated with the 7.75% Senior Notes.
(k)	To reflect the amortization of deferred financing costs incurred as a result of the Rangely Acquisition related to the Partnership’s revolving credit facility over the remainder of the facility’s term.
(l)	To reflect the amortization of deferred financing costs related to the additional $100.0 million issuance of 7.75% Senior Notes.
(m)	To reflect the adjustment to interest expense on the 7.75% Senior Notes issued on January 23, 2013.
(n)	To reflect the Partnership’s Class C preferred unit dividend payments per quarter.
(o)	The following tables set forth certain unaudited pro forma information concerning the Partnership’s proved oil, natural gas and natural gas liquids reserves for the year ended December 31, 2013, giving effect to the Rangely Acquisition as if it had occurred on January 1, 2013. There are numerous uncertainties inherent in estimating the quantities of proved reserves and projecting future rates of production and timing of development costs. The following reserve data represent estimates only and should not be construed as being precise.

Proved Gas and Oil Reserve Quantities

The pro forma net proved gas and oil reserves and changes in net proved gas and oil reserves attributable to the Rangely Acquisition are summarized below:

	Historical	Rangely Acquisition Natural Gas (Mcf)	Pro Forma
Balance, January 1, 2013	573,774,257	—	573,774,257
Extensions, discoveries and other additions	90,098,219	—	90,098,219
Sales of reserves in-place	(2,755,155)	—	(2,755,155)
Purchase of reserves in-place	452,683,902	—	452,683,902
Transfers to limited partnerships	(2,485,210)	—	(2,485,210)
Revisions(5)	(88,488,497)	—	(88,488,497)
Production	(57,993,487)	—	(57,993,487)

Balance, December 31, 2013	964,834,029	—	964,834,029

Proved developed reserves at:
January 1, 2013	338,655,324	—	338,655,324
December 31, 2013	727,926,951	—	727,926,951

Proved undeveloped reserves at:
January 1, 2013	235,118,932	—	235,118,932
December 31, 2013	236,907,078	—	236,907,078

	Historical	Rangely Acquisition Oil (Bbl)	Pro Forma
Balance, January 1, 2013	8,868,836	19,831,680	28,700,516
Extensions, discoveries and other additions	8,255,531	—	8,255,531
Sales of reserves in-place	—	—	—
Purchase of reserves in-place	1,598	—	1,598
Transfers to limited partnerships	(239,910)	—	(239,910)
Revisions	(1,412,359)	25,584	(1,386,775)
Production	(485,226)	(930,748)	(1,415,974)

Balance, December 31, 2013	14,988,470	18,926,516	33,914,986

Proved developed reserves at:
January 1, 2013	3,400,447	18,164,413	21,564,860
December 31, 2013	3,458,907	17,480,779	20,939,686

Proved undeveloped reserves at:
January 1, 2013	5,468,389	1,667,267	7,135,656
December 31, 2013	11,529,563	1,445,737	12,975,300

	Historical	Rangely Acquisition Natural Gas Liquids (Bbl)	Pro Forma
Balance, January 1, 2013	16,061,897	1,352,990	17,414,887
Extensions, discoveries and other additions	8,197,272	—	8,197,272
Sales of reserves in-place	(4,625)	—	(4,625)
Purchase of reserves in-place	55,187	—	55,187
Transfers to limited partnerships	(258,381)	—	(258,381)
Revisions(5)	(3,826,744)	30,524	(3,796,220)
Production	(1,267,590)	(101,642)	(1,369,232)

	Historical	Rangely Acquisition Natural Gas Liquids (Bbl)	Pro Forma
Balance, December 31, 2013	18,957,016	1,281,872	20,238,888

Proved developed reserves at:
January 1, 2013	7,884,778	1,352,990	9,237,768
December 31, 2013	7,676,389	1,281,872	8,958,261

Proved undeveloped reserves at:
January 1, 2013	8,177,120	—	8,177,120
December 31, 2013	11,280,627	—	11,280,627

Standardized Measure

The pro forma standardized measure of discounted future net cash flows before income taxes related to the proved gas and oil reserves of the Rangely Acquisition is as follows (in thousands):

	For the Year Ended December 31, 2013
	Historical	Rangely Acquisition	Pro Forma

Future cash inflows	$5,145,835	$1,798,238	$6,944,073
Future production costs	(2,347,592)	(784,622)	(3,132,214)
Future development costs	(746,725)	(83,848)	(830,573)

Future net cash flows	2,051,518	929,768	2,981,286
Less 10% annual discount for estimated timing of cash flows	(1,012,326)	(558,029)	(1,570,355)

Standardized measure of discounted future net cash flows	$1,039,192	$371,739	$1,410,931

FASB requirements for gas and oil reserve estimation and disclosure require that reserve estimates and future cash flows be based on the average market prices for sales of gas and oil on the first calendar day of each month during the year. The average prices used for 2013 under these rules were $3.67 per Mcf of natural gas and $96.78 per barrel of oil.

Changes in Standardized Measure

Pro forma changes in the standardized measure of discounted future net cash flows before income taxes related to the proved gas and oil reserves of the Rangely Acquisition are as follows:

	Year Ended December 31, 2013
	Historical	Rangely Acquisition	Pro Forma
Balance, beginning of year	$623,676	$372,338	$996,014
Increase (decrease) in discounted future net cash flows:
Sales and transfers of oil and gas, net of related costs	(167,581)	(59,506)	(227,087)
Net changes in prices and production costs	85,191	(803)	84,388
Revisions of previous quantity estimates	(1,881)	1,125	(756)
Development costs incurred	27,245	17,306	44,551
Changes in future development costs	(21,579)	(6,500)	(28,079)
Transfers to limited partnerships	(53,392)	—	(53,392)
Extensions, discoveries, and improved recovery less related costs	143,338	—	143,338
Purchases of reserves in-place	473,058	—	473,058
Sales of reserves in-place	(2,053)	—	(2,053)
Accretion of discount	62,368	37,234	99,602
Estimated settlement of asset retirement obligations	(18,858)	—	(18,858)
Estimated proceeds on disposals of well equipment	17,052	—	17,052
Changes in production rates (timing) and other	(127,392)	10,545	(116,847)

Outstanding, end of year	$1,039,192	$371,739	$1,410,931